                                                                     EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard T. Van Pelt with full power to act as his true and lawful attorney-in-fact, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities to sign any and all amendments to this Report on Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report or amendment thereto has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           CAPACITY                   DATE
---------                           --------                   ----


                                    Chairman of the Board and
------------------------------      Director
David H. Brown


                                    President, Chief Executive
------------------------------      Officer, Chief Financial
Howard T. Van Pelt                  Officer and Director



/s/ CLINTON H. RICKARDS             Director                   September 28, 1999
------------------------------
Clinton H. Rickards


                                    Director
------------------------------
George B. Cobbe


                                    Director
------------------------------
P. Nicholas M. Glass